UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                    ________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 28, 2005

                                  ____________

                           MSW Energy Holdings II LLC
                         MSW Energy Finance Co. II, Inc.
                        (Exact name of each registrant as
                            specified in its charter)




         Delaware                   0001276518                 13-3213489
         Delaware                   0001276517                 20-0400947
     (State or other           Commission File Number       (I.R.S. Employer
     jurisdiction of                                      Identification Number)
     incorporation or
      organization)

                        c/o American Ref-Fuel Company LLC
                             155 Chestnut Ridge Road
                           Montvale , New Jersey 07645
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  800-727-3835

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

     On April 28, 2005, Moody's Investors Service (Moody's)announced that it has downgraded the rating of the 6.26% Senior Notes due 2015 of American Ref-Fuel Company LLC (ARC), a wholly-owned subsidiary of Ref-Fuel Holdings LLC, which in turn is a 50.0% consolidated subsidiary of the MSW Energy Holdings II LLC's. MSW Energy Holdings II LLC, together with MSW Energy Finance Co. II, Inc. and its other subsidiaries, is collectively hereinafter referred to as the Company. ARC's senior notes were downgraded from Baa2 to Ba1. The downgrade triggers the requirement for ARC to provide additional security under certian agreements listed below.

     1. Corporate Guarantee Agreement I and II from ARC to and for the benefit of Viacom, Inc. (Viacom), each entered into as of April 30, 2001.

     Pursuant to each Guarantee Agreement, ARC has guaranteed 50% of all amounts payable by American Ref-Fuel Company of Delaware Valley, L.P. under certain agreements entered in connection with the acquisition of the Delaware Valley facility. The downgrade requires ARC to deliver to Viacom one or more letters of credit in the amount of $12,500,000 for each Guarantee Agreement for a total aggregate amount of $25,000,000.

     2. Guarantee Agreement, dated as of August 28, 2001, from ARC to and for the benefit of the Delaware County Solid Waste Authority (DCSWA).

     During the term of this Guarantee Agreement, ARC guarantees all obligations of American Ref-Fuel Company of Delaware Valley, L.P. contained in its Service Agreement with DCSWA. The downgrade requires ARC to post a performance bond in the amount of $7,500,000.

     In addition, ARC may be required to post additional collateral under the following agreements:

     1. Guaranty by ARC of the obligations of American Ref-Fuel of Niagara, L.P. (ARC Niagara) under a Power Purchase Agreement, dated as of June 13, 2003, between ARC Niagara and Constellation Power Source, Inc. (Constellation). The Agreement was amended on March 9, 2004 to extend the term to September 30, 2005.

     Pursuant to this Guaranty, ARC guarantees the punctual payment of ARC Niagara's obligations arising under the Power Purchase Agreement. As a result of the downgrade, Constellation may require assurance in the form of a (i) letter of credit, (ii) cash collateral, or (iii) other security reasonably acceptable to Constellation. The amount of performance assurance, currently $1,512,000, decreases monthly until reaching $0 at the end of the Agreement.

     2. Guaranty by ARC of ARC Niagara's obligations under a Power Purchase Agreement, dated as of October 13, 2004, between ARC Niagara and Constellation.

     Pursuant to this Guaranty, ARC guarantees the punctual payment of ARC Niagara's obligations arising under the Power Purchase Agreement. The purchase and sale of power under this agreement commences on August 1, 2005. As a result of the downgrade, Constellation may require assurance in the form of a
(i) letter of credit, (ii) cash collateral, or (iii) other security reasonably acceptable to Constellation. The amount of performance assurance, initially $8,400,000, decreases monthly until reaching $0 at the end of the Agreement. The Agreement ends on September 30, 2007.

Item 8.01. Other Events.

     On April 28, 2005, Moody's downgraded the rating of the Company's $225 million in aggregate principal amount of 7.375% Series B Senior Secured Notes due 2010 to Ba3 from Ba2. In addition, it downgraded ARC's $240 million 6.26% Senior Notes due 2015 from Baa2 to Ba1. The ARC downgrade has triggered certain requirements for ARC to provide additional collateral in support of certain of its obligations. See Item 2.04 above. In addition, the ratings of the $200 million aggregate principal amount of 8.50% Series B Senior Secured Notes due 2010 of MSW Energy Holdings LLC and MSW Energy Finance Co., Inc. were downgraded to Ba3 from Ba1. MSW Energy Holdings LLC owns a 49.8% interest in Ref-Fuel Holdings, LLC. Moody's stated that the rating outlook is stable for the Company, MSW Energy Holdings LLC and ARC.

     Moody's cited the pending acquisition of American Ref-Fuel Holdings Corp. by Covanta Energy Corporation (a subsidiary of Danielson Holding Corporation) as the principal reason for the downgrade.

     Also downgraded were the ratings of certain debt associated with the ARC projects, as follows:

     $30 million Connecticut Resources Recovery Authority Corporate Credit Resource Recovery Bonds (American Ref-Fuel Company of Southeastern Connecticut Project), to Ba2 from Baa2

     $13.5 million Connecticut Resources Recovery Authority Corporate Credit Resource Recovery Bonds (American Ref-Fuel Company LLC, I Series A and II Series
A), to Ba2 from Baa2

     $172.4 million Delaware County Industrial Development Authority Revenue Refunding Bonds Series A 1997, to Ba2 from Baa3.

     $42.67 million Town of Hempstead Industrial Development Authority Corporate Credit Resource Recovery Bonds, to Ba1 from A3.

     $165.0 million Niagara County Industrial Development Agency, Solid Waste Disposal Facility Revenue Refunding Bonds (American Ref-Fuel Company of Niagara, L.P. Facility), to Baa3 from Baa1.

         In addition, on April 29, 2005, Standard & Poor's Ratings Service (Standard & Poor's) announced that following the pending acquisition of American Ref-Fuel Holdings Corp. by Covanta Energy Corporation (a subsidiary of Danielson Holding Corporation), the credit rating on the Company's 7.375% Series B Senior Secured Notes due 2010 (the Company Notes) will remain at 'BB-, the rating on the 8.50% Series B Senior Secured Notes due 2010 of MSW Energy Holdings LLC and MSW Energy Finance Co., Inc. will lowered to 'BB-', and the rating on ARC and the debt related to the ARC projects will be lowered to 'BB+'. The outlook on the ratings will be stable.

         As a result of these ratings actions, the Company may be required to offer to buy back the Company Notes upon consummation of the acquisition for a price equal to 101% of the principal amount of the notes, plus any accrued and unpaid interest, and liquidated damages, if any.


                                   SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, MSW Energy Holdings LLC and MSW Energy Finance Co. II, Inc. have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

                                             MSW ENERGY HOLDINGS II LLC

                                             MSW ENERGY FINANCE CO. II, INC.

                                             By: /s/ Michael J. Gruppuso
                                                 -------------------------------
                                                 Michael J. Gruppuso
                                                 Chief Financial Officer

                                             Date: May 3, 2005
                                                   -----------------------------